U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 14, 2007

TRANSAX INTERNATIONAL LIMITED

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(Exact Name of Small Business Issuer as Specified in its Charter)

COLORADO

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(State or other Jurisdiction as Specified in Charter)

00-27845	90-0287423
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(Commission file number)	(I.R.S. Employer Identification No.)

5201 Blue Lagoon Drive
8th Floor

Miami, Florida 33126

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(Address of Principal Executive Offices)

305.629.3090

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(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 14, 2007, the board of directors of Transax International Limited, a Colorado corporation (the “Company”), pursuant to unanimous written consent resolutions approved the execution of a letter of intent (the “Letter of Intent”) with Flavio Gonzelex Duarte or a company controlled by him and/or his affiliates (collectively, the “Buyer”). In accordance with the terms and provisions of the Letter of Intent, the Company is proposing to sell to the Buyer its Brazilian operations by the sale of the total issued and outstanding stock of its wholly-owned subsidiary,(the “Transax Sub”). The Transax Sub owns one hundred percent of the total issued and outstanding share of: (i) Medlink Connectividade Em Saude Ltda., a Brazilian corporation (“Medlink”); and (ii) Medlink Technologies, Inc., a Mauritius corporation (“MTI”).

In accordance with further terms and provisions of the Letter of Intent: (i) the Buyer will pay to the Company an aggregate purchase price of $5,600,000 ($200,000 upon execution of the Letter of Intent, $600,000 on closing of the transaction, and the balance of $4,800,000 in twenty-four equal monthly payments of $200,000, which balance shall be evidenced by an installment note secured by a pledge of all of the capital stock of the Transax Sub, Medlink and MTI); and (ii) the Buyer will assume approximately $2,650,000 in debt.

A performance bonus estimated up to $1,250,000 (the “Bonus”) may be payable to the Company depending on the number of transactions undertaken by the Brazilian operations during 2008. In accordance with the terms and provisions of the Letter of Intent, the Bonus will be equal to 50% of the revenues received by Medlink with respect to transactions in excess of an aggregate of 678,076 executed during fiscal year 2008 for Medlink’s customer Bradesco Saude S.A. The Buyer will pay the Bonus amount to the extent due as follows: (i) 40% on January 31, 2009, 20% on April 30, 2009, 20% on July 31, 2009 and 20% on October 21, 2009.

In accordance with the further terms and provisions of the Letter of Intent, the Buyer will subsequently retain operating control of Medlink’s assets and Intellectual Property. The proposed transaction is expected to be completed by approximately January 15, 2008.

In the event that the Company and the Buyer enter into a final definitive agreement after the successful completion of due diligence, the Buyer will grant to the Company (at no cost) a perpetual, exclusive and sublicensable license to use all of the software and other intellectual property owned by Medlink and MTI (the “Intellectual Property”) in all territories other than Latin America, Spain and Portugal.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

10.1	Binding Letter of Intent for Acquisition dated December 14, 2007 between Transax International Limited and Flavio Gonzalez Duarte and/or affiliates.

99.1	Press Release of Transax International Limited dated December 17, 2007.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Transax International Limited

Date: December 17, 2007	By:	/s/ Stephen Walters
Stephen Walters
President and Chief Executive Officer